UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
November 14, 2011

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-11733

West Virginia	55-0619957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, WV 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On November 14, 2011, City Holding Company, a West Virginia corporation (“City”), and Virginia Savings Bancorp, Inc., a Virginia corporation (“Virginia Bancorp”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement provides for a business combination whereby Virginia Bancorp will merge (the “Merger”) with and into City, with City as the surviving corporation in the Merger.  Concurrently with the Merger or as soon thereafter as possible, Virginia Bancorp’s subsidiary bank, Virginia Savings Bank, F.S.B. (“Virginia Savings”), will merge with and into City National Bank of West Virginia (“City National”), with City National as the surviving bank in the Merger.  The Board of Directors has approved the Merger and the Merger Agreement.

At the effective time and as a result of the Merger, a shareholder of VSB will have the right to receive, at the election of the holder thereof, one of the following forms of consideration:  (i) 0.2297 shares of the common stock, par value $2.50 per share, of City (“CHC Common Stock”) or (ii) $6.75 in cash or (iii) 0.1263 shares of CHC Common Stock and $3.04 in cash for each share of Virginia Bancorp common stock (the “Virginia Bancorp Common Shares”) and each share of Series A Non-Voting preferred stock or (iv) to make no election.  All shareholder elections will be subject to allocation and proration procedures set forth in the Merger Agreement which is intended to ensure that, in the aggregate, 55% of the Virginia Bancorp Common Shares outstanding will be exchanged for CHC Common Stock.  The Merger will be tax-free to shareholders of Virginia Bancorp as to the portion of the Merger consideration received as CHC Common Stock.

Virginia Bancorp and City have made customary representations, warranties and covenants in the Merger Agreement.  Consummation of the Merger is subject to approval of the shareholders of Virginia Bancorp and the receipt of all required regulatory approvals, as well as other customary conditions.  The Merger Agreement contains certain termination rights for both City and Virginia Bancorp, and further provides that, upon termination of the Merger Agreement under specified circumstances, Virginia Bancorp might be required to pay City a termination fee of $650,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K (“Report”) and is incorporated herein by reference.  The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms.  It is not intended to provide any further financial information about City or its subsidiaries or affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified that confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of City or any of its subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by City.

Section 8 – Other Events

8.01  Other Events.

On November 14, 2011, City issued a press release concerning the acquisition of Virginia Bancorp.  A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission and shall not be deemed “Filed” for any purpose.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

2.1
Agreement and Plan of Merger, dated as of November 14, 2011, by and among Virginia Savings Bancorp, Inc., Virginia Savings Bank, F.S.B., City Holding Company and City National Bank of West Virginia (listed disclosure schedules have been omitted pursuant to Regulation S-K Item 601(b)(2).  City agrees to furnish a supplemental copy of such schedule upon request of the SEC).

99.1	Press Release, dated November 14, 2011, issued by City Holding Company.

Forward-Looking Statements

This Form 8-K and the press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger between Virginia Bancorp and City, including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the Merger, (ii) City’s and Virginia Bancorp’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements.  These forward-looking statements are based upon the current beliefs and expectations of the respective management of City and Virginia Bancorp and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of City and Virginia Bancorp.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:  (1) the businesses of City and Virginia Bancorp may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the stockholders of Virginia Bancorp may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which City and Virginia Bancorp are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in City’s and Virginia Bancorp’s markets could adversely affect operations; and (10) the economic slowdown could continue to adversely affect credit quality and loan originations.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in City’s reports (such as its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov).

City and Virginia Bancorp caution that the foregoing list of factors is not exclusive.  All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to City or Virginia Bancorp or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  City and Virginia Bancorp do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information about the Merger and Where to Find It

Shareholders of Virginia Bancorp and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 that City will file with the Securities and Exchange Commission in connection with the proposed Merger because it will contain important information about City, Virginia Bancorp, the Merger, the persons soliciting proxies in the Merger and their interests in the Merger and related matters.  You will be able to obtain all documents filed with the SEC by City free of charge at the SEC’s Internet site (http://www.sec.gov).  In addition, documents filed with the SEC by City will be available free of charge from the Corporate Secretary of City Holding Company, 25 Gatewater Road, Cross Lanes, West Virginia 25301, telephone (304) 769-1100.  The proxy statement/ prospectus (when it is available) and the other documents may also be obtained for free by accessing City’s website at www.bankatcity.com under the tab “Investor Relations” and then under the heading "Documents”.  You are urged to read the proxy statement/prospectus carefully before making a decision concerning the Merger.

Participants in the Transactions

City, Virginia Bancorp and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from Virginia Bancorp’s shareholders in favor of the Merger with City.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Virginia Bancorp shareholders in connection with the proposed Merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.

You can find information about the executive officers and directors of City in its Annual Report on Form 10-K for the year ended December 31, 2010, and in its definitive proxy statement filed with the SEC on March 25, 2011.  You can obtain free copies of these documents from City using the contact information above.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: November 14, 2011	City Holding Company

By:	/s/ Charles R. Hageboeck
Charles R. Hageboeck
Chief Executive Officer